Exhibit 99.1
February 2023 Investor Presentation

Legal Disclaimer Forward-Looking Statements This presentation, including any oral statements made regarding the contents of this presentation, contains certain statements that are not historical facts that may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this presentation the words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of the future, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about Bar Harbor Bankshares’ (the “Company”) future financial and operating results and the Company’s plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, including, but not limited to: (1) deterioration in the financial condition of borrowers of Bar Harbor Bank & Trust (the “Bank” or “BHBT”), including as a result of the negative impact of inflationary pressures on our customers and their businesses resulting in significant increases in loan losses and provisions for those losses; (2) the possibility that our asset quality could decline or that we experience greater loan losses than anticipated; (3) increased levels of other real estate, primarily as a result of foreclosures; (4) the impact of liquidity needs on our results of operations and financial condition; (5) competition from financial institutions and other financial service providers; (6) the effect of interest rate increases on the cost of deposits; (7) unanticipated weakness in loan demand or loan pricing; (8) adverse conditions in the national or local economies including in our markets throughout Northern New England; (9) the effects of new outbreaks of COVID-19, including actions taken by governmental officials to curb the spread of the virus, and the resulting impact on general economic and financial market conditions and on the Company’s and our customers' business, results of operations, asset quality and financial condition; (10) the efficacy of vaccines against the COVID-19 virus, including new variants; (11) the effects of civil unrest, international hostilities or other geopolitical events, including the war in Ukraine; (12) inflation, interest rate, market, and monetary fluctuations; (13) lack of strategic growth opportunities or our failure to execute on available opportunities; (14) the ability to grow and retain low-cost core deposits and retain large, uninsured deposits; (15) our ability to effectively manage problem credits; (16) our ability to successfully implement efficiency initiatives on time and with the results projected; (17) our ability to successfully develop and market new products and technology; (18) the impact of negative developments in the financial industry and United States and global capital and credit markets; (19) our ability to retain executive officers and key employees and their customer and community relationships; (20)our ability to adapt to technological changes; (21) risks associated with litigation, including reputational and financial risks and the applicability of insurance coverage; (22) the vulnerability of the Bank’s computer and information technology systems and networks, and the systems and networks of third parties with whom the Company or the Bank contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss, and other security breaches and interruptions; (23) ongoing competition in the labor markets and increased employee turnover; (24) our ability to comply with various governmental and regulatory requirements applicable to financial institutions; (25) changes in state and federal laws, rules, regulations, or policies applicable to banks or bank or financial holding companies, including regulatory or legislative developments; (26) governmental monetary and fiscal policies, including the policies of the Board of Governors of the Federal Reserve System; (27) adverse impacts (including costs, fines, reputational harm, or other negative effects) from current or future litigation, regulatory examinations, or other legal and/or regulatory actions; and (28) general competitive, economic, political, and market conditions, including economic conditions in the local markets where we operate. Other factors not identified above, including those described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, our quarterly reports on Form 10-Q, and current reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov, may also cause actual results to differ materially from those described in our forward-looking statements. Most of these factors are difficult to anticipate and are generally beyond our control. You should consider these factors in connection with considering any forward-looking statements that may be made by us. We undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law. 2

Legal Disclaimer Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures in addition to results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These non-GAAP measures are intended to provide the reader with additional supplemental perspectives on operating results, performance trends, and financial condition. Non-GAAP financial measures are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is provided in the Appendix to this presentation. In all cases, it should be understood that non-GAAP measures do not depict amounts that accrue directly to the benefit of shareholders. An item which management excludes when computing non-GAAP adjusted earnings can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP core earnings information set forth is not necessarily comparable to non-GAAP information which may be presented by other companies. Each non-GAAP measure used by the Company in this report as supplemental financial data should be considered in conjunction with the Company’s GAAP financial information. The Company utilizes the non-GAAP measure of core earnings in evaluating operating trends, including components for core revenue and expense. These measures exclude amounts which the Company views as unrelated to its normalized operations, including securities gains/losses, acquisition costs, restructuring costs, legal settlements, and system conversion costs. Non-GAAP adjustments are presented net of an adjustment for income tax expense. The Company also calculates core earnings per share based on its measure of core earnings. The Company views these amounts as important to understanding its operating trends, particularly due to the impact of accounting standards related to acquisition activity. Analysts also rely on these measures in estimating and evaluating the Company’s performance. Management also believes that the computation of non-GAAP core earnings and core earnings per share may facilitate the comparison of the Company to other companies in the financial services industry. The Company also adjusts certain equity related measures to exclude intangible assets due to the importance of these measures to the investment community. 3

A Bank that Thinks Differently • Employee and customer experience is the foundation of superior performance, which leads to significant financial benefit to shareholders • Geography, heritage, and performance are key while remaining true to a community-focused culture • Commitment to risk management • Service and sales driven culture with a focus on core business growth • Fee income is fundamental to our profitability through trust and treasury management services, customer derivatives, and secondary market mortgage sales • Investment in processes, products, technology, training, leadership, and infrastructure • Expansion of our brand and business to deepen market presence • Opportunity and growth for existing employees while adding catalyst recruits across all levels 4 Bar Harbor Bank & Trust is the only community bank headquartered in Northern New England with branches in Maine, New Hampshire and Vermont. The Bank is focused on exceptional commercial, retail and wealth management banking services in over 50 locations. Our business model is balancing earnings with growth by focusing on:

Overview of Bar Harbor Bank & Trust • We strive to be one of the most profitable banks in New England; and to provide exceptional service to people, businesses and communities we serve • Business overview • Over 50 locations spanning Northern New England1 • $2.3 billion in AUM in wealth management and trust • Commercial LPO office in Portland, Maine • Diverse fee income sources have been developed • Seasoned management team with strong market knowledge and industry experience • Track record of generating growth • Employee and customer experience is the foundation of superior performance, which we believe leads to financial benefit to shareholders • Strong commitment to risk management • Continued commitment to expanding customer services and products, while growing and diversifying our non-interest income sources • Investment in process, products, technology, training, leadership and infrastructure • Expansion of the Company’s brand and business to deepen market presence 5 • Source: Company filings, includes banking, lending and wealth management service locations across ME, VT and NH • 1 Locations include banking, lending and wealth management services • 2Ratios calculated on quarter-to-date basis • 3For a reconciliation of these non-GAAP financial measures to the comparable GAAP measures, see the Appendix Company Overview Key Statistics as of December 31, 2022 Key Statistics as of December 31, 2022 Closing Stock Price $32.04 Market cap $483 Price / LTM Core EPS 11.09x Dividend Yield 3.25% ($ in millions except Stock Price) Assets $3,910 Net Loans $2,877 Deposits $3,043 Shareholder Equity $393 NPAs / Total Assets 0.17% Core Return on Average Assets3 1.30% Core Return on Average Equity3 12.72% Net Interest Margin3 3.76%

Senior Executive Team Curtis C. Simard President & Chief Executive Officer • Joined as President & CEO of Bar Harbor Bank & Trust in June of 2013 • Served as Managing Director of Corporate Banking for TD Bank • Over 25+ years of industry experience SVP, Chief Human Resources Officer Alison DiPaola • Joined in June 2013 • Extensive human resources experience including being SHRM-SCP certified • Over 10+ years of industry experience Jason Edgar President Bar Harbor Trust Services & Charter Trust Company • Joined in June of 2019 • Served as SVP, Director of Wealth Management at Berkshire Hills Bancorp and has over 20+ years industry experience Marion Colombo EVP, Director of Retail Delivery • Joined in February of 2018 • Over 30+ years of experience, including Market President of Retail for TD Bank in Boston John Mercier EVP, Chief Lending Officer • Joined in April of 2017 • Over 30+ years of experience in lending throughout the Northeast John Williams SVP, Chief Risk Officer • Joined in December of 2014 • 10+ years in various risk management roles within banking Joseph Scully SVP, Chief Information Officer & Director of Operations • Joined in January of 2015 • Over 30+ years of experience in operations, technology & security experience, including the Department of Defense and Financial Institutions 7 EVP, Chief Financial Officer & Treasurer Josephine Iannelli • Joined in October of 2016 • Served as EVP CFO and Treasurer of Berkshire Hills Bancorp as well as other various management positions at PNC • Over 25+ years of industry experience SVP, Director of Communications & Chief Marketing Officer Joe Schmitt • Joined in September of 2017 • Over 25+ years of industry experience in Marketing and Product Management, including Head of Product Marketing at Santander and Chief Marketing Officer at Brookline Bank

Our Markets The Bank serves a wide range of markets in Maine, New Hampshire and Vermont. Within our markets, tourism, agriculture, and fishing remain strong and continue to drive economic activity. These core markets have also maintained their strength through diversification into various services industries. Maine • 22 full-service branches in Downeast, Midcoast and central Maine. • Primary market areas: Hancock, Knox, Washington, Kennebec and Sagadahoc counties. New Hampshire • 21 full-service branches and two stand-alone drive-up windows in New Hampshire. • Primary market areas: Nashua, Manchester, Concord, and Upper Valley, including Lebanon, Hanover, New London and Newport. Vermont • 10 full service-branches and one stand-alone drive-up windows in Vermont. • Primary market areas: Central Vermont within the counties of Rutland, Windsor and Orange. 8 Branches Wealth Management Locations Operations Centers

Fostering Sustainable Communities 9 We are proud to Be recognized as one of America’s Best Banks by Newsweek As a community bank, we recognize that we are successful when our customers prosper We make significant investments in technology, our people, and branches. Our more than 50 branches are staffed by friendly, knowledgeable bankers who are driven by their desire to help their customers achieve their goals

BHB: Investment Summary • We set out to build a balanced Bank that is not reliant on any one business, with a strong risk-focused credit culture, and a judicious approach to managing capital through all market conditions • Growing market share as our customer service differentiates us from our competition • Focusing on core earnings as we balance growth with profitability • Growing core deposits while reducing overall cost of funds • Adhering to a disciplined credit culture with historic low charge-off rates • Diligently managing our market sensitivity • Expanding non-interest income as a percentage of total revenue • Efficiently managing non-interest expenses while investing in infrastructure, digital platforms, Call Center, info security and operations • We have a talented team and firm culture in place to carry out our strategies in all economic environments 11

2022 Full Year Overview • Poised for Continued, Profitable Growth • 1.17% core return on assets, compared to 1.10% • 15% annualized loan growth • 4% annualized non-maturity deposit growth • 3.36% net interest margin, compared to 2.88% • 59% efficiency ratio, compared to 61% 1 • 0.17% non-performing assets ratio to total assets, compared to 0.27% • Continue to “Think Differently” and “Work Together” 12 Note: Year-to-date financial measurements are as of December 31, 2022 and comparisons, if applicable, are against financial measurements as of December 31, 2021 1 For a reconciliation of these non-GAAP measures to comparable GAAP measures, see the Appendix

Q4 2022 Overview • 1.30% core return on assets, compared to 1.07% • 12.73% return on equity, compared to 9.16% • 7% annualized loan growth • 3.76% net interest margin, compared to 2.79% • 58% efficiency ratio, compared to 61% 1 • 0.17% non-performing assets to total assets ratio, compared to 0.27% “We are excited about all of our accomplishments in 2022, and most recently, for ending the year with such a strong quarter that demonstrated stable performance across all divisions.” 13 Note: Ratios are compared to Q4 2021 1 For a reconciliation of there non-GAAP measures to comparable GAAP measures, see the Appendix

Diversification of Non‐Interest Income • Customer Service Fee Income grew 6% year-over-year • Mortgage production is opportunistically managed between balance sheet and secondary market sales • In prior periods, market conditions drove outsized Mortgage Banking Fee Income and Derivative Fee Income • Bar Harbor Wealth Management continues to expand and add new customers 14

Loans – Focus on Profitability • Continue to prudently evaluate our loan portfolio mix & strategy • As of Q4 2022, Commercial Loans have increased from 49% to 66% of the Loan Portfolio since Q4 2017 15

Strong Credit-Oriented Culture Asset Quality Remained Strong at Q4 2022 • Total delinquencies remain low at 0.17% of total loans • Non-accruing loans continued to decline; 0.23% of total loans at Q4 2022 • 2022 YTD net recoveries of $238M 16 • Q4 2022 ACL remains well-funded at 0.89% of total loans and 395% of non-accruing loans • Continue to maintain $0 in Bank-owned Real Estate (OREO) from foreclosure activity • Stable year-over-year WARR; 97% Pass Rated loans ratio at year-end, with positive external feedback on ongoing credit administration and portfolio management. Delinquent & Non-performing Loans / Total Loans Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Accruing Delinquent Loans 0.32% 0.25% 0.12% 0.10% 0.09% Non-accruing Loans 0.40% 0.35% 0.29% 0.27% 0.23% Total Delinquent and Non-Accruing Loans 0.72% 0.60% 0.41% 0.37% 0.32%

Asset Quality 17 In Thousands

Deposits – Growing Core 18 • Continued focus and strong execution on moving to lower cost core deposits • Y-o-Y reduction of time deposits from 14% to 11% of total deposits • Non-interest bearing deposits remain at approximately 22% of total deposits • Non-Maturity deposits grew from 86% to 89% of Total Deposits from Q4 2021 to Q4 2022

Continued Commitment to Strong Capital Note: The blue horizontal lines indicate minimum required levels for “well-capitalized” banks 19

Market Sensitivity Position 20 • The bank repositioned its NII sensitivity throughout 2022, moving from an extremely asset sensitive position (to take advantage of the rising rate environment) towards a more neutral position as we near the top of the rate cycle • More than $750MM in variable-rate assets • Enhanced and expanded our use of models within the organization, strengthening various ALM assumptions and testing methods Change in Change Change in Change Interest Rates NII Interest Rates EVE (basis points) ( % ) (basis points) ( % ) -200 -8.20% -200 -19.40% -100 -3.00% -100 -6.60% +100 2.00% +100 1.70% +200 3.60% +200 2.90% +300 5.30% +300 3.40% As Of December 31, 2022 As Of December 31, 2022 -20.00% -10.00% 0.00% 10.00% -200 -100 +100 +200 +300 NII Impact -20.00% -10.00% 0.00% 10.00% -200 -100 +100 +200 +300 EVE Impact

Investor Relations Contact Information 21 Facebook @BHBTsocial LinkedIn Bar Harbor Bank & Trust Twitter @barharborbank Connect with us on Social Media Visit our Website www.barharbor.bank/shareholder-relations Contact by Phone (207)288-2637 Write to us at Bar Harbor Bankshares Attn: Investor Relations PO Box 400 Bar Harbor, ME 04609-0400 Contact by Email investorrelations@barharbor.bank

Historical Financial Performance 23 2018Y 2019Y 2020Y 2021Y 2022Y 2021Q4 2022Q1 2022Q2 2022Q3 2022Q4 Total Assets $3,608 $3,669 $3,724 $3,709 $3,910 $3,709 $3,692 $3,716 $3,840 $3,910 Total Loans 2,488 2,635 2,563 2,532 2,903 2,532 2,655 2,727 2,850 2,903 Total Deposits 2,483 2,696 2,906 3,049 3,043 3,049 3,048 3,079 3,136 3,043 Total Equity $371 $396 $407 $424 $393 $424 $407 $394 $380 $393 Tang. Common Equity / Tang. Assets 7.51% 7.60% 7.90% 8.32% 8.66% 8.32% 7.88% 7.46% 6.85% 8.66% Tier 1 Leverage Ratio 8.53% 8.13% 8.12% 8.66% 9.21% 8.66% 8.99% 9.16% 9.13% 9.21% Total Risk-Based Capital Ratio 14.23% 13.61% 13.56% 14.32% 13.50% 14.32% 13.90% 13.76% 13.42% 13.50% Net Income $33.0 $22.6 $32.2 $39.3 $43.6 $9.8 $9.1 $10.5 $11.4 $12.5 Core ROAA 0.99% 0.82% 0.93% 1.10% 1.17% 1.07% 1.02% 1.14% 1.20% 1.30% Core ROAE 9.79% 7.65% 8.68% 9.87% 10.96% 9.60% 9.07% 10.59% 11.54% 12.72% Net Interest Margin 2.87% 2.77% 2.97% 2.88% 3.36% 2.79% 2.95% 3.19% 3.47% 3.76% Efficiency Ratio 59.27% 64.95% 61.71% 61.29% 59.26% 60.74% 62.40% 59.25% 57.67% 58.19% NPLs / Loans 0.73% 0.65% 0.48% 0.40% 0.23% 0.40% 0.35% 0.29% 0.27% 0.23% NPAs / Assets 0.57% 0.42% 0.33% 0.27% 0.17% 0.27% 0.25% 0.21% 0.20% 0.17% Reserves / Loans 0.56% 0.66% 0.74% 0.90% 0.89% 0.90% 0.87% 0.87% 0.88% 0.89% NCOs / Average Loans 0.05% 0.03% 0.07% 0.01% 0.01% -0.02% -0.01% 0.00% 0.01% -0.02% Yield on Earning Assets 4.00% 4.14% 3.87% 3.33% 3.73% 3.10% 3.21% 3.46% 3.84% 4.35% Cost of Interest Bearing Deposits 0.98% 1.27% 0.78% 0.36% 0.31% 0.24% 0.20% 0.20% 0.30% 0.52% Cost of Total Interest Bearing Liabilities 1.31% 1.61% 0.96% 0.59% 0.49% 0.41% 0.35% 0.36% 0.48% 0.78% Asset Quality Yield and Cost Dollar values in millions, except per share amounts or otherwise noted For the Year Ended, For the Quarter Ended, Balance Sheet Capital Earnings & Profitability

Non-GAAP to GAAP Reconciliations

		2021Q1	2021Q2	2021Q3	2021Q4	YTD 2021	2022Q1	2022Q2	2022Q3	2022Q4	YTD 2022
GAAP net income		9,480	9,025	11,028	9,766	39,299	9,112	10,503	11,430	12,512	43,557
Plus (less):											
Gain sale of securities, net		-	(50)	(1,930)	(890)	(2,870)	(9)	-	(44)	-	(53)
(Gain) loss on sale of fixed assets, net		8	1	(146)	515	378	(75)	10	-	75	10
Loss on other real estate owned		-	-	-	-	-	-	-	-	-	-
Loss on debt extinguishment		-	-	1,768	1,083	2,851	-	-	-	-	-
Acquisition, restructuring and other expenses		889	552	318	(92)	1,667	325	-	31	(90)	266
Income tax expense[1]		(213)	(119)	(2)	(144)	(479)	(56)	(2)	3	4	(51)
Total core earnings[2]	(A)	**$ 10,164**	**$ 9,409**	**$ 11,036**	**$ 10,238**	**$ 40,846**	**$ 9,297**	**$ 10,511**	**$ 11,420**	**$ 12,501**	**$ 43,729**
Net-interest income	(B)	$23,422	$22,754	$25,582	$23,815	95,573	$24,298	$26,519	$29,910	$32,954	113,681
Plus: Non-interest income		10,248	9,505	11,350	11,158	42,261	9,309	8,961	8,823	8,228	35,321
Total Revenue		33,670	32,259	36,932	34,973	137,834	33,607	35,480	38,733	41,182	149,002
Plus: Gain on sale of securities, net		-	(50)	(1,930)	(890)	(2,870)	(9)	-	(44)	-	(53)
Total core revenue[2]	(C)	**$33,670**	**$32,209**	**$35,002**	**$34,083**	**134,964**	**$33,598**	**$35,480**	**$38,689**	**$41,182**	**$148,949**
Total non-interest expense		22,491	21,724	23,372	22,921	90,508	21,886	21,700	23,032	24,635	91,253
Less: Gain (loss) on sale of premises and equipment, net		(8)	(1)	146	(515)	(378)	75	(10)	-	(75)	(10)
Less: Loss on other real estate owned		-	-	-	-	-	-	-	-	-	-
Less: Loss on debt extinguishment		-	-	(1,768)	(1,083)	(2,851)	-	-	-	-	-
Less: Acquisition, restructuring and other expenses		(889)	(552)	(318)	92	(1,667)	(325)	-	(31)	90	(266)
Core non-interest expense[2]	(D)	**$21,594**	**$21,171**	**$21,432**	**$21,415**	**85,612**	**$21,636**	**$21,690**	**$23,001**	**$24,650**	**$90,977**

(1) Assumes a marginal tax rate of 23.71% in 2021 and 2020.

(2) Non-GAAP financial measure.

Dollar values in thousands, except per share amounts or otherwise noted

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Non-GAAP to GAAP Reconciliations (continued)

BAR HARBOR BANKSHARES

		2021Q1	2021Q2	2021Q3	2021Q4	YTD 2021	2022Q1	2022Q2	2022Q3	2022Q4	YTD 2022
Averages											
Total average earning assets	(E)	$3,359	$3,398	$3,412	$3,440	$3,373	$3,386	$3,372	$3,459	$3,517	$3,425
Total average assets	(F)	3,717	3,746	3,764	3,782	3,718	3,712	3,688	3,772	3,818	3,747
Total average shareholders equity	(G)	407	413	421	423	414	416	398	393	390	399
Performance ratios											
GAAP return on assets		1.03%	0.97%	1.16%	1.02%	1.06%	1.00%	1.14%	1.20%	1.30%	1.16%
Core return on assets[2]	(A/F)	1.11%	1.01%	1.16%	1.07%	1.10%	1.02%	1.14%	1.20%	1.30%	1.17%
GAAP return on equity		9.45%	8.77%	10.38%	9.16%	9.50%	8.89%	10.58%	11.55%	12.73%	10.91%
Core return on equity[2]	(A/G)	10.14%	9.14%	10.39%	9.60%	9.87%	9.07%	10.59%	11.54%	12.72%	10.96%
Efficiency ratio[2,3]	(D-O-Q)/(C+N)	61.95%	63.45%	59.18%	60.74%	61.29%	62.40%	59.25%	57.67%	58.19%	59.26%
Net interest margin	(B+P)/E	2.88%	2.74%	3.02%	2.79%	2.88%	2.95%	3.19%	3.47%	3.76%	3.36%
Supplementary Data											
Taxable equivalent adjustment for efficiency ratio	(N)	$595	$586	$576	$573	$2,330	$476	$491	$533	$520	$2,020
Franchise taxes included in non-interest expense	(O)	125	128	143	132	528	141	144	149	149	583
Tax equivalent adjustment for net interest margin	(P)	433	430	421	369	1,653	320	334	379	365	1,398
Intangible amortization	(Q)	241	233	233	233	940	233	233	233	233	932

(1) Assumes a marginal tax rate of 23.53% in the fourth quarter of 2022, 23.41% in the first 3 quarters of 2022 and 23.71% in 2021 and 2020.

(2) Non-GAAP financial measure.

(3) Efficiency ratio is computed by dividing core non-interest expense net of franchise taxes and intangible amortization divided by core revenue on a fully taxable equivalent basis.

Dollar values in thousands, except per share amounts or otherwise noted

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